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Exhibit 99.3

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 SAFE HARBOR
CAUTIONARY STATEMENT

        The information disclosed or incorporated by reference in this Form 8-K contains "forward-looking" statements, as defined in the Private Securities Litigation Reform Act of 1995, that are based on current expectations, estimates and projections. Statements that are not historical facts, including statements about TDS's beliefs and expectations and statements qualified by the words "believes", "anticipates," "intends," "expects," and similar words, are forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be significantly different from any future results, events or developments expressed or implied by such forward-looking statements. Such factors include the following:

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  Increases in the level of competition in the markets in which TDS operates, or wireless for wireline substitution, could adversely affect TDS's revenues or increase its costs to compete.

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  Consolidation in the wireless industry may create stronger competitors both operationally and financially which could adversely affect TDS's revenues and increase its costs to compete.

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  Advances or changes in telecommunications technology, such as Voice Over Internet Protocol, could render certain technologies used by TDS obsolete, could reduce TDS's revenues or could increase TDS's cost of doing business.

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  Changes in the telecommunications regulatory environment, or a failure to timely or fully comply with any regulatory requirements, such as wireless number portability, local number portability and E-911 services, could adversely affect TDS's financial condition, results of operations or ability to do business.

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  Changes in the telecommunications regulatory environment, including the effects of potential changes in the rules governing universal service funding and potential changes in the amounts or methods of intercarrier compensation, could have a material adverse effect on TDS's financial condition, results of operations and cash flows.

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  Changes in U.S. Cellular's enterprise value, changes in the supply or demand of the market for wireless licenses or telephone companies, adverse developments in the TDS businesses or the industries in which TDS is involved and/or other factors could require TDS to recognize impairments in the carrying value of TDS's license costs, goodwill and/or physical assets.

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  Early redemptions of debt or repurchases of debt, changes in prepaid forward contracts, operating leases, purchase obligations or other factors or developments could cause the amounts reported under Contractual Obligations in TDS's latest Annual Report on Form 10-K or Quarterly Report on Form 10-Q to be different from the amounts presented.

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  Changes in accounting standards or TDS's accounting policies, estimates and/or in the assumptions underlying the accounting estimates, including those described under Application of Critical Accounting Policies and Estimates in TDS's latest Annual Report on Form 10-K or Quarterly Report on Form 10-Q, could have a material effect on TDS's financial condition, changes in financial condition and results of operations.

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  Settlements, judgments, restraints on its current or future manner of doing business and/or legal costs resulting from pending and future litigation could have an adverse effect on TDS's financial condition, results of operations or ability to do business.

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  Costs, integration problems or other factors associated with acquisitions / divestitures of properties and/or licenses could have an adverse effect on TDS's financial condition or results of operations.

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  Changes in prices, the number of customers, average revenue per unit, penetration rates, churn rates, selling expenses, net customer retention costs associated with wireless number portability and local number portability, roaming rates, access minutes of use, the mix of products and services offered or other business factors could have an adverse effect on TDS's business operations.

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  Changes in roaming partners' rates for voice services and the lack of standards and roaming agreements for wireless data products could place TDS's wireless data services offerings at a disadvantage to those offered by other wireless carriers with more nationwide service territories and could have an adverse effect on TDS's operations.

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  Changes in competitive factors with national and global wireless carriers could result in product and cost disadvantages and could have an adverse effect on TDS's operations.

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  Changes in guidance or interpretations of accounting requirements, changes in industry practice or changes in management assumptions could require amendments to or restatements of disclosures or financial information included in this or prior filings with the SEC.

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  Uncertainty of access to capital for telecommunications companies, deterioration in the capital markets, other changes in market conditions, changes in TDS's credit ratings or other factors could limit or restrict the availability of financing on terms and prices acceptable to TDS, which could require TDS to reduce its construction, development and acquisition programs and have an adverse effect on TDS's businesses.

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  Changes in income tax rates, tax laws, regulations or rulings, or federal and state tax assessments could have an adverse effect on TDS's financial condition and results of operations.

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  War, conflicts, hostilities and/or terrorist attacks could have an adverse effect on TDS's businesses.

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  Changes in general economic and business conditions, both nationally and in the markets in which TDS operates, could have an adverse effect on TDS's businesses.

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  Changes in facts or circumstances, including new or additional information that affects the calculation of accrued liabilities for contingent obligations under guarantees, indemnities or otherwise, could require TDS to record charges in excess of amounts accrued on the financial statements, if any, which could have an adverse effect on TDS's financial condition and results of operations.

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  A material weakness in the effectiveness of internal control over financial reporting and/or in disclosure controls and procedures could result in inaccurate financial statements or other disclosures or permit fraud, which could have an adverse effect on TDS's business, results of operations and financial condition.

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  The possible development of adverse precedent in litigation or conclusions in professional studies to the effect that radio frequency emissions from handsets, wireless data devices and/or cell sites cause harmful health consequences, including cancer or tumors, or may interfere with various electronic medical devices such as pacemakers, could have a material adverse effect on TDS's wireless business operations, TDS's financial condition and results of operations.

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  Any of the foregoing events or other events could cause revenues, customer additions, operating income, capital expenditures and or any other financial or statistical information to vary from TDS's forward estimates included in this report by a material amount.

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  The foregoing or other events could also cause any of the expected or possible transactions described or incorporated by reference in this Form 8-K to be significantly different from any future events or developments expressed or implied by such forward-looking statements.

        TDS undertakes no obligation to update publicly any forward-looking statements whether as a result of new information, future events or otherwise. Readers should evaluate any statements in light of these important factors.

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PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 SAFE HARBOR CAUTIONARY STATEMENT